UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

Lumera Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32246	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19910 North Creek Parkway, Bothell, Washington	98011
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.	Other Events.

On November 21, 2008, GigOptix, Inc. issued a supplement to the proxy statement/prospectus of Lumera Corporation (the “Company”), dated as of October 24, 2008, which will be used to solicit the vote of the shareholders of the Company regarding the proposed merger transaction between the Company and GigOptix LLC. The Company began mailing the supplement to the October 24, 2008 proxy statement/prospectus to its shareholders on or about November 24, 2008. A copy of this proxy statement/prospectus is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Supplement to Proxy Statement/Prospectus of the Company

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By:	/s/ Peter J. Biere
Name:	Peter J. Biere
Title:	Chief Financial Officer and Treasurer

Date: November 25, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplement to Proxy Statement/Prospectus of the Company